Events subsequent to December 31, 2020	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events subsequent to December 31, 2020	Events subsequent to December 31, 2020
On January 11, 2021, Sanofi entered into an agreement with Kymab, a UK-based clinical-stage biopharmaceutical company developing fully human monoclonal antibodies with a focus on immune-mediated diseases and immuno-oncology therapeutics, under which Sanofi will acquire Kymab for an upfront payment of approximately $1.1 billion plus up to $350 million upon achievement of certain development milestones.
Apart from that event, no other significant events occurred between the end of the reporting period and the date on which the consolidated financial statements were signed off by the Board of Directors.